UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Chambers Street Properties (the “Company”) with the Securities and Exchange Commission on October 1, 2012 (the “Original Filing”). The sole purpose of this Amendment No. 1 is to re-file the information in our Original Filing contained under Item 8.01 to include the correct payment date for the Company’s fourth quarter distribution. No other changes have been made to the Original Filing. The payment date for the third quarter distribution is October 12, 2012.

Item 8.01	Other Events.

The Company’s board of trustees has approved a quarterly distribution to shareholders of $0.15 per common share for the fourth quarter of 2012. The distribution will be calculated on a daily basis and paid on January 11, 2013 to shareholders of record during the period from October 1, 2012 through and including December 31, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Chambers Street Properties Announces Quarterly Distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMBERS STREET PROPERTIES

October 12, 2012	By:	/S/ MARTIN A. REID
	Name:	Martin A. Reid
	Title:	Chief Financial Officer